FOR CURRENT INCOME

                                                                      High-Yield
                                                              Opportunities Fund

service and guidance

                          professional management

        goals

                                                                            1999
                                                                     Semi-Annual
                                                                          Report




DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia [ ] London                                       For Current Income
for current
  income
    2
                                                                February 5, 1999

Dear Shareholder:

WE BEGAN OUR 1999 FISCAL YEAR IN August 1998 during a period of great uncertainty for world securities markets. Economic and currency problems in Southeast Asia, Russia and Latin America captured the attention of investors around the world. By late August, many investors, particularly foreign investors, had fled stocks and non-government bonds for the safe haven of U.S. Treasuries.

   The resulting loss of liquidity caused price declines in the world's stock and bond markets, including the U.S. high-yield bond market. The Federal Reserve Board responded by lowering its target for short-term interest rates, which helped bolster stock and high-yield bond prices in late autumn. Large capitalization U.S. stocks recovered more quickly than high-yield bonds which have yet to experience a full recovery. We believe that increasing investors' appetite for above-average yields will gradually push high-yield bond prices higher.

   High-Yield Opportunities Fund provided a total return of -4.37% (capital change plus reinvested dividends for A Class shares at net asset value) for the six months ended January 31, 1999.

   The Fund's small asset size and ability to readily buy and sell securities were beneficial to us in a difficult environment. As prices on lower rated, higher risk corporate bonds - bonds rated BB and B - declined over the past six months, we were able to buy bonds in this universe at much lower prices. As their yields rose relative to Treasuries, these bonds have offered us a significant yield advantage.

   Lack of liquidity caused by the global flight to U.S. Treasuries late last summer temporarily halted new issuance of high-yield debt. New issuance gradually

AS HIGH-YIELD MARKET CONDITIONS CONTINUED TO IMPROVE THROUGH JANUARY, INVESTORS TIPTOED BACK INTO HIGH-YIELD BONDS, ATTRACTED BY THEIR RICH YIELD PREMIUMS.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                          Six Months Ended
                                                          January 31, 1999
--------------------------------------------------------------------------------
High-Yield Opportunities Fund A Class                          -4.37%
--------------------------------------------------------------------------------
Lipper High Current Yield Fund Average (298 Funds)             -3.84%
Salomon SmithBarney High-Yield Bond Index                      -0.22%
--------------------------------------------------------------------------------
The performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. See page 8 for portfolio performance for all Classes. Performance of other Fund classes varies due to different expenses. An expense limitation was in effect for the period shown; had the limitation not been in effect, the Fund's return would have been lower. Past performance is not a guarantee of future results.

                                                                     for current
                                                                        income
                                                                          3


resumed in November after the Federal Reserve cut the federal funds rate (the rate charged between banks for overnight loans) by a total of 0.75% to 4.75%.

   Still nervous about credit risk, investors who returned to the high-yield market initially favored bonds rated BB, the highest rated of low quality bonds. But as conditions continued to improve through January, investors tiptoed back into lower rated bonds, attracted by their rich yield premiums.

   Over the past six months, the difference between yields of high-yield corporate bonds and similar maturity U.S. Treasuries widened dramatically (see chart on page 7). Though this yield advantage declined somewhat by the end of January, high-yield bonds still had a yield advantage above historical averages based on the Salomon SmithBarney High-Yield Index.

   Although uncertain market conditions have altered what had been a near-perfect landscape for high-yield bonds, key indicators of credit risk and market liquidity remain solid. We believe there continues to be ample credit available to companies, and we do not anticipate that lending institutions will restrict financial capital.

   On the following pages, Paul Matlack and Gerald Nichols, Delaware Investments' high-yield fixed-income portfolio managers, discuss the events of the past six months and review High-Yield Opportunities Fund's investment strategy.

   Against a backdrop of stable economic growth, steady interest rates and low inflation, we believe that the bonds in the portfolio offer the potential for strong total return. Given how undervalued high-yield bonds are relative to Treasuries, we may benefit from capital appreciation as well as from income in the coming six months.

   We look forward to reporting to you again this summer, and thank you for your continued investment in High-Yield Opportunities Fund.

Sincerely,

/s/ Jeffrey J. Nick
--------------------
JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds


Jeffrey J. Nick Named Chairman
On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

for current
  income
    4

Portfolio Managers' Review

BY PAUL A. MATLACK
Vice President/Senior Portfolio Manager

GERALD T. NICHOLS
Vice President/Senior Portfolio Manager

February 5, 1999

CREDIT QUALITY DROVE
PERFORMANCE
Leadership within the high-yield bond market changed measurably during the past six months as investors' concerns about credit risk intensified in the face of a worldwide financial crisis.

   Before August 1998, investors willing to accept higher risks (lower credit quality in exchange for potentially higher yields) were well rewarded. After August 1998, bonds with better risk profiles took the lead. As a result, bonds rated BB, the highest quality tier of the non-investment grade bond market, outperformed bonds with lower credit ratings.*

   High-Yield Opportunities Fund had significant holdings of well-capitalized single B issues. In our view, these bonds offered above average yield, adequate credit protection and significant total return potential.

   Though bonds rated B are just one credit rating below bonds rated BB, their performance was significantly lower. The underperformance of single B bonds, particularly in August and September at the height of the market's price decline, hurt the Fund's performance. However, this was tempered by the Fund's ability to easily buy and sell securities. We discuss this further on page 6 with respect to the Fund's portfolio turnover rate.

   In January, renewed investor appetite for single B issues - due to exceptionally high yields - reversed the leadership trend of BB bonds. For the month of January, B bonds returned +1.60%, while bonds rated BB returned +1.15%.*

LOW DEFAULT RATE REFLECTS
FINANCIAL STRENGTH OF ISSUERS
During the recent period of declining high-yield bond prices, the underlying financial status of bond issuers remained relatively steady. Though the default rate (a measure of debt issuers' failure to pay interest or repay principal) has increased slightly, it is still below its 18-year average of 3.4%. As of January 31, 1999, the default rate was in the range of 2.5%, according to Merrill Lynch.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
AS OF JANUARY 31, 1999
--------------------------------------------------------------------------------
Average Effective Duration                                      4.60 years
Average Effective Maturity                                      6.82 years
Current 30-Day SEC Yield+                                          7.88%
Portfolio Turnover                                                  223%
Number of Securities                                                 70

* Source: The Salomon SmithBarney High-Yield Index, segmented by credit quality. + For A Class shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 1/31/99 for B and C Class shares was 7.55% and 7.57%, respectively. The Institutional Class yield was 8.57%.

                                                                     for current
                                                                       income
                                                                          5

   Further evidence of issuers' strength is that credit agencies have downgraded their ratings on less than 6% of corporate debt issuers, further suggesting to us that a material decline in credit quality has not occurred. The quality rating on new debt issued in December and January was consistently strong. (Lehman Brothers)

   In light of this environment and our view that commercial banks are not likely to restrict lending in the face of a stable U.S. economy, we have continued to actively buy new issues for the High-Yield Opportunities portfolio.

A TOTAL RETURN APPROACH
TO HIGH-YIELD BONDS
Our strategy over time is to maximize the total return potential of high-yield bonds by investing in bonds that are rated BB or B, the top credit tiers of non-investment grade bonds. These bonds may offer both attractive yields and capital appreciation potential in return for taking more risk.

   During the past six months, High-Yield Opportunities Fund was heavily concentrated in bonds rated B, with an underweighting in BBs. We followed this strategy because in our experience, bonds rated BB tend to underperform bonds with B ratings when interest rates are stable, and we did not anticipate a major drop in rates. We avoided lower quality CCC bonds and deferred interest bonds (bonds that pay interest at a later date) because we believe their potential returns are not worth the risks they involve.

   The recent underperformance of bonds with B ratings appears to have created compelling investment opportunities in this market segment. Prices have yet to fully recover and yields


HIGH-YIELD BONDS:
HISTORICALLY HIGH INCOME ADVANTAGE
--------------------------------------------------------------------------------
TREASURIES COMPARED TO HIGH-YIELD BONDS
JANUARY 31, 1998 TO JANUARY 31, 1999

                      Salomon SmithBarney
                   High-Yield Cash Pay Index         U.S. Treasury Yield
                   -------------------------         -------------------
Jan '98                     8.71%                         5.41%
Feb '98                     8.9 %                         5.58%
Mar '98                     8.69%                         5.63%
Apr '98                     8.69%                         5.63%
May '98                     8.85%                         5.55%
Jun '98                     9.02%                         5.46%
July '98                    9.02%                         5.49%
Aug '98                    10.62%                         4.99%
Sept '98                   10.41%                         4.37%
Oct '98                    10.8 %                         4.46%
Nov '98                    10.02%                         4.65%
Dec '98                    10.04%                         4.63%
Jan '99                     9.89%                         4.62%
--------------------------------------------------------------------------------
Source: Salomon SmithBarney High-Yield Cash Pay Index.

The graph above highlights how the spread between the yields on U.S. Treasuries and high-yield corporate bonds widened during the summer "flight to quality." Treasuries are generally considered to be the highest quality bonds because principal and interest payments are guaranteed by the U.S. government. Chart shows U.S. Treasuries with a duration equivalent to the Salomon SmithBarney High-Yield Index. High-yield corporate bonds are of significantly lower quality and involve greater risks.

for current
  income
    6

relative to Treasuries are now among the most attractive in the history of the high-yield asset class. We believe yields will eventually prove irresistible to investors who are tired of anemic government bond yields and willing to assume the greater risks associated with high-yield corporate bonds.

DIVERSIFICATION AMONG
INDUSTRIES HELPS MANAGE RISK

In general, we try to avoid investing too heavily in any one industry. We spread the Funds' holdings across many sectors, though we frequently invest more in defensive and neutral industries (such as consumer and cable companies) which tend to be more stable than cyclical industries (such as chemical, energy and steel companies).

   Over the past six months, the strongest performers among corporate bonds rated B were defensive, consumer-driven industries such as utilities, supermarkets and cable TV. Cyclical industries, such as energy, and financial companies, which were a less significant component of the Fund, experienced negative returns. Slowing worldwide demand for commodities hurt energy and chemical prices through the end of 1998, while a global liquidity crunch stifled financial companies.

A LOOK AT PORTFOLIO TURNOVER

The table on page 4 shows the portfolio turnover rate (the percentage of net assets that were bought and sold) of High-Yield Opportunities Fund during the six months ended January 31, 1999. Because the Fund's rate was higher than usual for such a short time period, we thought it was important to explain why.

   With $20 million in assets High-Yield Opportunities Fund's small size enables us to move easily in and out of securities, selling less attractive securities and buying others of better merit. During the past six months, this agility allowed us to add bonds to the portfolio that we believe offer a more attractive risk/reward profile.

HIGH-YIELD OPPORTUNITIES FUND: A DIVERSIFIED MIX
--------------------------------------------------------------------------------
                                                       Percentage of Assets
Industry                                                   As of 1/31/99
--------------------------------------------------------------------------------
Food, Beverage & Tobacco                                        9.6%
Leisure, Lodging & Entertainment                                9.2%
Chemicals                                                       7.0%
Cable, Media & Publishing                                       6.8%
Metals & Mining                                                 5.9%
Telecommunications                                              5.4%
Transportation and Shipping                                     5.1%

 Includes all sectors representing more than 5% of the portfolio. The remaining 51% of the portfolio is spread across 12 different sectors and includes 8.9% in repurchase agreements.

                                                                     for current
                                                                        income
                                                                           7

INVESTMENT OUTLOOK
Since November, we have seen market conditions stabilize as investors became less afraid of exposure to credit risk. However, the road ahead may not be completely smooth. If stocks experience another sharp decline in 1999, high-yield bonds may encounter more short-term pain before they can stage a full price recovery.

   We will strive to take advantage of the compelling low prices and rich yield premiums in the high-yield market today. We do not think the basic underpinnings of the high-yield market have changed, and we see no immediate signs of any impending credit problems.

   This, in addition to our positive outlook for stable U.S. economic growth and low inflation for the coming six months, leads us to believe that High-Yield Opportunities Fund is poised for a rebound. We believe that the portfolio will earn high income and may experience some modest capital appreciation through the remainder of 1999.

HIGH-YIELD OPPORTUNITIES FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JANUARY 31, 1999

                                          Lifetime        One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
   Excluding Sales Charge                  +10.18%         +1.35%
   Including Sales Charge                   +7.69%         -3.46%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)*
   Excluding Sales Charge                   -1.33%
   Including Sales Charge                   -4.95%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)*
   Excluding Sales Charge                   -1.35%
   Including Sales Charge                   -2.26%

The Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. An expense limitation was in effect for the periods shown. Performance would have been lower without the limitation.

* Cumulative return.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Average annual Institutional Class returns through January 31, 1999 were:

                                          Lifetime        One Year
High-Yield Opportunities Fund
(Est. 12/30/96)                            10.33%          1.64%

8 for current income

Financial Statements
DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                       -------------------------
 CORPORATE BONDS - 86.22%
 AEROSPACE & DEFENSE - 2.17%
 Compass Aerospace sr sub nts
  10.125% 4/15/05 ................................     $  200,000     $  195,000
 Roller Bearing sr sub nts 9.625% 6/15/07 ........        275,000        263,313
                                                                      ----------
                                                                         458,313
                                                                      ----------
 AUTOMOBILE & AUTO EQUIPMENT - 4.75%
 Mark IV 7.75% 4/1/06 ............................        400,000        392,000
 Numatics 9.625% 4/1/08 ..........................        100,000         94,250
 Prestolite Electric sr nts 9.625% 2/1/08 ........        200,000        197,500
 Talon Automotive Group sr nts 9.625% 5/1/08 .....        325,000        318,094
                                                                      ----------
                                                                       1,001,844
                                                                      ----------
 BUILDING & MATERIALS - 3.52%
 American Builders and Contractors sr unsec
  sub nts 10.625% 5/15/07 ........................        150,000        141,000
 Henry sr nts 10.00% 4/15/08 .....................        200,000        202,000
 Kaufman & Broad Home 7.750% 10/15/04 ............        400,000        399,000
                                                                      ----------
                                                                         742,000
                                                                      ----------
 CABLE, MEDIA & PUBLISHING - 6.76%
 Classic Cable sr sub nts 9.875% 8/1/08 ..........        325,000        342,062
 Pathnet sr nts 12.250% 4/15/08 ..................        300,000        201,000
 RH Donnelly sr sub nts 9.125% 6/1/08 ............        325,000        344,500
 Verio 11.250% 12/1/08 ...........................        500,000        536,250
                                                                      ----------
                                                                       1,423,812
                                                                      ----------
 CHEMICALS - 6.96%
 LaRoche Industries sr sub nts 9.50% 9/15/07 .....        200,000        168,000
 Phillip Brothers sr sub nts 9.875% 6/1/08 .......        350,000        341,250
 Precise Technology unsec sr sub nts
  11.125% 6/15/07 ................................        250,000        241,875
 Scotts Company 8.625% 1/15/09 ...................        375,000        388,125
 Sterling Chemicals sr sub nts 11.75% 8/15/06 ....        375,000        328,125
                                                                      ----------
                                                                       1,467,375
                                                                      ----------
 COMPUTERS & TECHNOLOGY - 0.05%
+Decisionone Holdings sr disc debs
  11.50% 8/1/08 ..................................        200,000         10,000
                                                                      ----------
                                                                          10,000
                                                                      ----------
 CONSUMER PRODUCTS - 2.37%
 Doskocil Manufacturing sr sub nts
  10.125% 9/15/07 ................................        275,000        262,281
 Riddell Sports sr unsec sub nts
  10.50% 7/15/07 .................................        250,000        236,875
                                                                      ----------
                                                                         499,156
                                                                      ----------
 ENERGY - 2.15%
 Frontier Oil Corp sr nts 9.125% 2/15/06 .........        300,000        280,500
 Rutherford-Moran Oil sr sub nts
  10.75% 10/1/04 .................................        150,000        172,500
                                                                      ----------
                                                                         453,000
                                                                      ----------

--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                       -------------------------
 CORPORATE BONDS (Continued)
 ENVIRONMENTAL SERVICES - 5.21%
 Allied Waste NA 7.875% 1/1/09 ...................     $  400,000     $  413,000
 Hydrochem Industrial sr sub nts
  10.375% 8/1/07 .................................        350,000        348,250
 Safety Kleen Services 9.25% 6/1/08 ..............        325,000        337,188
                                                                      ----------
                                                                       1,098,438
                                                                      ----------
 FOOD, BEVERAGE & TOBACCO - 9.58%
 AFC Enterprises sr sub nts 10.25% 5/15/07 .......         75,000         79,687
 Aurora Foods 8.75% 7/1/08 .......................        200,000        209,000
 Carrols 9.50% 12/1/08 ...........................        400,000        407,000
 Community Distributors sr nts
  10.25% 10/15/04 ................................        275,000        259,188
 Duane Reade sr sub nts 9.25% 2/15/08 ............        175,000        179,375
+Electronic Retailing Systems sr disc nts
  13.25% 2/1/04 ..................................        300,000        109,875
 National Wine & Spirit 10.125% 1/15/09 ..........        475,000        486,875
 Pueblo Xtra International 9.50% 8/1/03 ..........        300,000        288,000
                                                                      ----------
                                                                       2,019,000
                                                                      ----------
 HEALTHCARE & PHARMACEUTICALS - 2.54%
 Biovail 10.875% 11/15/05 ........................        325,000        331,500
 Fisher Scientific International 9.00% 2/1/08 ....        200,000        204,000
                                                                      ----------
                                                                         535,500
                                                                      ----------
 INDUSTRIAL MACHINERY - 4.20%
 Anchor Lamina 9.875% 2/1/08 .....................        300,000        294,000
 Anthony Crane Rentals sr nts 10.375% 8/1/08 .....        200,000        192,500
 Brand Scaffold 10.250% 2/15/08 ..................        175,000        172,812
 Jackson Products sr sub nts 9.50% 4/15/05 .......        225,000        225,000
                                                                      ----------
                                                                         884,312
                                                                      ----------
 LEISURE, LODGING & ENTERTAINMENT - 9.15%
 Carmike Cinemas 9.375% 2/1/09 ...................        575,000        583,625
 Harrahs Oper Inc 7.7875% 12/15/05 ...............        400,000        405,000
 Park Place Entertainment 7.875% 12/15/05 ........        400,000        402,000
 Silver Cinemas sr sub nts 10.50% 4/15/05 ........        325,000        224,250
 United Artists sr sub nts 9.75% 4/15/08 .........        325,000        313,625
                                                                      ----------
                                                                       1,928,500
                                                                      ----------
 METALS & MINING - 5.89%
 Armco 8.875% 12/1/08 ............................        400,000        414,000
 ISG Resources 10.00% 4/15/08 ....................        200,000        200,000
 P and Coal Holdings 8.875% 5/15/08 ..............        325,000        338,000
 Schuff Steel unsec sr nts 10.50% 6/1/08 .........        325,000        289,250
                                                                      ----------
                                                                       1,241,250
                                                                      ----------
 PAPER & FOREST PRODUCTS - 2.72%
 Republic Group 9.50% 7/15/08 ....................        325,000        331,500
 US Office Products sr sub nts 9.75% 6/15/08 .....        325,000        241,313
                                                                      ----------
                                                                         572,813
                                                                      ----------
 RETAIL - 1.23%
 Leslie's Poolmart sr nts 10.375% 7/15/04 ........        250,000        260,000
                                                                      ----------
                                                                         260,000
                                                                      ----------

HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                       -------------------------
 CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS - 3.23%
 CBS Radio 11.375% 1/15/09 ......................   $    12,100   $    14,278
 MetroNet Communications sr disc nts
  9.95% 6/15/08 .................................       350,000       235,375
+Nextel Communications sr disc nts
  10.65% 9/15/07 ................................       300,000       207,190
+Viatel units 12.50% 4/15/08 ....................       375,000       223,125
                                                                  -----------
                                                                      679,968
                                                                  -----------
 TEXTILES & FURNITURE - 0.56%
 Galey & Lord sr sub nts 9.125% 3/1/08 ..........       150,000       118,500
                                                                  -----------
                                                                      118,500
                                                                  -----------
 TRANSPORTATION & SHIPPING - 5.12%
 Amer Commercial Lines 10.250% 6/30/08 ..........       325,000       338,000
 American Reefer 1st mtg pfd nts
  10.25% 3/1/08 .................................        50,000        30,250
 Amtran 9.625% 12/15/05 .........................       350,000       350,000
 Atlas Air 9.375% 11/15/06 ......................       350,000       361,375
                                                                  -----------
                                                                    1,079,625
                                                                  -----------
 MISCELLANEOUS - 8.06%
 Cex Holdings 9.625% 6/1/08 .....................       325,000       294,125
 Group Maintenance 9.75% 1/15/09 ................       375,000       384,375
 Integrated Electric Services
  9.375% 2/1/09 .................................       575,000       590,812
+Spin Cycle units 12.75% 5/1/05 .................       250,000       132,500
 True Temper 10.875% 12/1/08 ....................       300,000       295,500
                                                                  -----------
                                                                    1,697,312
                                                                  -----------
 Total Corporate Bonds
  (cost $18,672,908) ............................                  18,170,718
                                                                  -----------
                                                        NUMBER OF
                                                         SHARES
                                                        ---------
 PREFERRED STOCKS - 2.18%
 TELECOMMUNICATIONS - 2.18%
 21st Century Telecom Group .....................           458       460,457
                                                                      -------
 Total Preferred Stocks
  (cost $436,497) ...............................                     460,457
                                                                      -------
 WARRANTS - 0.08%
 TELECOMMUNICATIONS - 0.06%
*21st Century Telecommunications ................         3,510        12,000
                                                                      -------
                                                                       12,000
                                                                      -------
 ELECTRONICS & ELECTRICAL EQUIPMENT - 0.02%
*Electronic Retailing System Warrants ...........           300         1,500
*Pathnet ........................................           300         3,000
                                                                      -------
                                                                        4,500
                                                                      -------
 Total Warrants (cost $34,750) ..................                      16,500
                                                                      -------
                                                            for current income 9
-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                        ------------------------

REPURCHASE AGREEMENTS - 8.90%
With Chase Manhattan 4.68% 2/1/99 (dated 01/29/99,
   collateralized by $198,000 U.S. Treasury Notes
   6.375% due 3/31/01, market value $208,916 and
   $190,000 U.S. Treasury Notes 6.625% due 6/30/01,
   market value $199,212 and $190,000 U.S Treasury
   Notes 7.875% due 8/15/01, market value $210,982
   and $17,000 U.S. Treasury Notes 5.625% due
   12/31/02, market value $17,461)...............        $624,000     $624,000
With JP Morgan Securities 4.70% 2/1/99
   (dated 1/29/99, collateralized by $299,000 U.S.
   Treasury Notes 5.50% due 3/31/03, market value
   $313,535 and $202,000 U.S. Treasury Notes 5.375%
   due 6/30/03, market value $208,443 and $110,000
   U.S Treasury Notes 5.75% due 8/15/03, market
   value $117,759)...............................         626,000      626,000
With PaineWebber 4.70% 2/1/99 (dated 1/29/99,
   collateralized by $198,000 U.S. Treasury Notes
   6.00% due 6/30/99, market value $200,574 and
   $202,000 U.S. Treasury Notes 5.50% due 2/29/00,
   market value $208,325 and $78,000 U.S. Treasury
   Notes 6.25% due 4/30/01, market value $81,304 and
   $139,000 U.S. Treasury Notes 6.00% due 7/31/02,
   market value $148,823)........................          626,000     626,000
                                                                     ---------
Total Repurchase Agreements
   (cost $1,876,000).............................                    1,876,000
                                                                     ---------
TOTAL MARKET VALUE OF SECURITIES - 97.38%
   (cost $21,020,155)............................                  $20,523,675
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.62%....................                      551,198
                                                                   -----------
NET ASSETS APPLICABLE TO 3,966,603 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00%..........                  $21,074,873
                                                                   ===========

NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES
   FUND A CLASS ($11,958,660 / 2,250,839)........                        $5.31
                                                                         =====
NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES
   FUND B CLASS ($4,245,464 / 798,985)...........                        $5.31
                                                                         =====
NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES
   FUND C CLASS ($1,189,575 / 223,884)...........                        $5.31
                                                                         =====
NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES
   INSTITUTIONAL CLASS ($3,681,174 / 692,895)....                        $5.31
                                                                         =====

10 for current income

HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT JANUARY 31, 1999:
Common stock, $1 par value, 200,000,000 shares
   authorized to the Fund with 100,000,000
   shares allocated to High-Yield Opportunities
   Fund A Class, 25,000,000 shares allocated to
   High-Yield Opportunities Fund B Class,
   25,000,000 shares allocated to High-Yield
   Opportunities Fund C Class and 50,000,000
   shares allocated to High-Yield Opportunities
   Fund Institutional Class......................................  $22,282,654
Distribution in excess of net investment income..................      (26,467)
Accumulated net realized loss on investments.....................     (684,834)
Net unrealized depreciation of investments.......................     (496,480)
                                                                   -----------
Total net assets.................................................  $21,074,873
                                                                   ===========

+ Zero coupon security as of January 31, 1999. The coupon shown is the step-up rate.
* Non-income producing security for the period ended January 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE - HIGH-YIELD
   OPPORTUNITIES FUND A CLASS
Net asset value A class (A)......................................        $5.31
Sales charge (4.75% of offering price or 4.90% of the amount
   invested per share) (B).......................................         0.26
                                                                         -----
Offering price...................................................        $5.57
                                                                         =====
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchase of $100,000 or more.

Summary of Abbreviations:
debs    - debentures
disc    - discount
mtg     - mortgage
nts     - notes
pik     - pay in kind
pfd     - preferred
sr      - senior
sub     - subordinated
unsec   - unsecured
                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
Investments at market (cost $21,020,155) ..   $20,523,675
Receivable for securities sold ............     2,600,397
Dividends and interest receivable .........       383,961
Subscription receivable ...................       259,784
Other assets ..............................        45,671
                                              -----------
Total assets ..............................    23,813,488
                                              ===========
LIABILITIES:
Payable for securities purchased ..........     2,610,498
Other accounts payable and accrued expenses        84,047
Liquidations payable ......................        44,070
                                              -----------
Total liabilities .........................     2,738,615
                                              -----------
TOTAL NET ASSETS ..........................   $21,074,873
                                              ===========
                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..........................................   $   825,305
Dividends .........................................        40,288    $   865,593
                                                      -----------
EXPENSES:
Management fees ...................................        59,277
Registration fees .................................        43,000
Distribution expense ..............................        31,416
Reports and statements to shareholders ............        18,629
Dividend disbursing and transfer agent
   fees and expenses ..............................        17,706
Professional fees .................................         4,501
Accounting and administration .....................         3,697
Custodian fees ....................................         2,903
Taxes (other than taxes on income) ................         2,600
Directors' fees ...................................           775
Other .............................................         4,700       189,204
                                                      -----------    -----------
Less expenses absorbed or waived ..................                     (67,487)
                                                                     ----------
Total expenses ....................................                     121,717
                                                                     ----------
NET INVESTMENT INCOME .............................                     743,876
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ..................                    (684,801)
Net change in unrealized appreciation/
   depreciation of investments ....................                    (715,179)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .................................                  (1,399,980)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................                   ($656,104)
                                                                     ===========
                             See accompanying notes
                                                           for current income 11

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED
                                                         1/31/99    YEAR ENDED
                                                       (UNAUDITED)   7/31/98
                                                       -------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ...............................  $   743,876  $   964,255
Net realized gain (loss) on investments .............     (684,801)     545,351
Net change in unrealized appreciation/
   depreciation of investments ......................     (715,179)       4,234
                                                       -----------  -----------
Net increase (decrease) in net assets
   resulting from operations ........................     (656,104)   1,513,840
                                                       -----------  -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................     (480,062)    (696,516)
   B Class ..........................................     (107,650)     (15,881)
   C Class ..........................................      (34,122)      (4,660)
   Institutional Class ..............................     (166,205)    (369,702)
Net realized gain on investments:
   A Class ..........................................     (219,201)    (264,225)
   B Class ..........................................      (58,238)        --
   C Class ..........................................      (18,815)        --
   Institutional Class ..............................      (69,788)    (146,731)
                                                       -----------  -----------
                                                        (1,154,081)  (1,497,715)
                                                       -----------  -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................    3,891,915    3,291,902
   B Class ..........................................    3,345,898    1,599,171
   C Class ..........................................      977,445      554,661
   Institutional Class ..............................       25,780         --
Net asset value of shares issued upon reinvestment of
   dividends from net investment income
   and distributions of net realized gain on
   investments:
   A Class ..........................................      608,763      922,596
   B Class ..........................................       71,187        6,132
   C Class ..........................................       27,453        3,037
   Institutional Class ..............................      211,732      507,888
                                                       -----------  -----------
                                                         9,160,173    6,885,387
                                                       -----------  -----------
Cost of shares repurchased:
   A Class ..........................................   (1,091,613)    (546,285)
   B Class ..........................................     (556,159)      (4,598)
   C Class ..........................................     (285,650)     (11,944)
   Institutional Class ..............................         --           --
                                                       -----------  -----------
                                                        (1,933,422)    (562,827)
                                                       -----------  -----------
Increase in net assets derived from capital
   share transactions ...............................    7,226,751    6,322,560
                                                       -----------  -----------

NET INCREASE IN NET ASSETS ..........................    5,416,566    6,338,685

NET ASSETS:
Beginning of year ...................................   15,658,307    9,319,622
                                                       -----------  -----------
End of year .........................................  $21,074,873  $15,658,307
                                                       ===========  ===========

                             See accompanying notes

12 for current income

DELAWARE GROUP INCOME FUNDS, INC. - HIGH-YIELD OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  HIGH-YIELD OPPORTUNITIES             HIGH-YIELD OPPORTUNITIES
                                                                        FUND CLASS A                         FUND B CLASS
                                                            -------------------------------------   ------------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED        YEAR     12/30/1996(2)        ENDED       2/17/1998(2)
                                                             1/31/99(1)    ENDED          TO            1/31/99(1)         TO
                                                            (UNAUDITED)   7/31/98      7/31/97         (UNAUDITED)      7/31/98
Net asset value, beginning of period .....................     $5.920      $5.920       $5.500            $5.920        $5.870

Income (loss) from investment operations:
   Net investment income .................................      0.223(3)    0.523        0.290(3)          0.205(3)      0.161
   Net realized and unrealized gain (loss)
     on investments ......................................     (0.487)      0.336        0.299            (0.488)        0.044
                                                              -------     -------      -------           -------       -------
   Total from investment operations ......................     (0.264)      0.859        0.589            (0.283)        0.205
                                                              -------     -------      -------           -------       -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.241)     (0.605)      (0.169)           (0.222)       (0.155)
   Distributions from net realized
     gain on investments .................................     (0.105)     (0.254)          --            (0.105)           --
                                                              -------     -------      -------           -------       -------
   Total dividends and distributions .....................     (0.346)     (0.859)      (0.169)           (0.327)       (0.155)
                                                              -------     -------      -------           -------       -------
Net asset value, end of period ...........................     $5.310      $5.920       $5.920            $5.310        $5.920
                                                              =======     =======      =======           =======       =======
Total return(4) ..........................................      (4.37%)     15.66%       10.81%            (4.71%)        3.54%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $11,959      $9,670       $5,990            $4,245        $1,603
   Ratio of expenses to average net assets ...............       1.25%       1.14%        0.75%             1.95%         1.84%
   Ratio of expenses to average net assets prior
     to expense limitation ...............................       1.98%       1.44%        1.57%             2.68%         2.14%
   Ratio of net investment income to average net assets ..       8.18%       8.88%        8.53%             7.48%         8.18%
   Ratio of net investment income to average net assets ..
     prior to expense limitation .........................       7.45%       8.58%        7.70%             6.75%         7.88%
   Portfolio turnover ....................................        223%        317%         270%              223%          317%

---------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestrment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            HIGH-YIELD OPPORTUNITIES         HIGH-YIELD OPPORTUNITIES
                                                                  FUND C CLASS               FUND INSTITUTIONAL CLASS
                                                            ------------------------  ------------------------------------
                                                             SIX MONTHS               SIX MONTHS
                                                               ENDED     2/17/98(2)     ENDED         YEAR     12/30/96(2)
                                                             1/31/99(1)     TO        1/31/99(1)     ENDED          TO
                                                            (UNAUDITED)   7/31/98    (UNAUDITED)    7/31/98      7/31/97
Net asset value, beginning of period                           $5.920      $5.870       $5.920       $5.920       $5.500

Income from investment operations:
   Net investment income ..................................     0.205(3)    0.161        0.232(3)     0.537        0.290(3)
   Net realized and unrealized gain (loss)
     on investments .......................................    (0.488)      0.044       (0.488)       0.330        0.299
                                                              -------     -------      -------      -------      -------
   Total from investment operations .......................    (0.283)      0.205       (0.256)       0.867        0.589
                                                              -------     -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.222)     (0.155)      (0.249)      (0.613)      (0.169)
   Distributions from net realized
     gain on investment transactions ......................    (0.105)         --       (0.105)      (0.254)          --
                                                              -------     -------      -------      -------      -------
   Total dividends and distributions ......................    (0.327)     (0.155)      (0.354)      (0.867)      (0.169)
                                                              -------     -------      -------      -------      -------

Net asset value, end of period ............................    $5.310      $5.920       $5.310       $5.920       $5.920
                                                              =======     =======      =======      =======      =======

Total return ..............................................     (4.71%)(4)   3.54%(4)    (4.23%)      15.82%       10.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $1,190        $547       $3,681       $3,837       $3,330
   Ratio of expenses to average net assets ................      1.95%       1.84%        0.95%        0.84%        0.75%
   Ratio of expenses to average net assets
     prior to expense limitation ..........................      2.68%       2.14%        1.68%        1.14%        1.27%
   Ratio of net investment income to average net assets ...      7.48%       8.18%        8.48%        9.18%        8.53%
   Ratio of net investment income to average net assets
     prior to expense limitation ..........................      6.75%       7.88%        7.75%        8.88%        8.00%
   Portfolio turnover .....................................       223%        317%         223%         317%         270%

-------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

14 for current income

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers three series: the Delchester Fund, the High-Yield Opportunities Fund and the Strategic Income Fund. These financial statements and related notes pertain to the High-Yield Opportunities Fund (The "Fund"). The Fund offers four classes of shares. The High-Yield Opportunities Fund A Class carries a front-end sales charge of 4.75%. The High-Yield Opportunities Fund B Class carries a back-end deferred sales charge. The High-Yield Opportunities Fund C Class carries a level load deferred sales charge and the Institutional Class has no sales charge. The investment objective of the High-Yield Opportunities Fund is to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily at 0.65% of the average daily net assets on the first $500 million, 0.625% of the average daily net assets on the next $500 million and 0.60% of the average net assets over $1 billion, less fees paid to unaffiliated directors. At January 31, 1999, the liability for investment management fees and other expenses payable to DMC was $11,867.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual expenses exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 0.95% of average daily net assets of the Fund through March 31, 1999. Total expenses absorbed by DMC for the six months ended January 31, 1999, were $67,487.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. At January 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $2,420.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the six months ended January 31, 1999, commissions earned by DDLP on sales of the Fund's A Class shares was $9,239.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended January 31, 1999, the Fund made purchases and sales of $22,391,911 and $17,109,418 respectively, of investment securities other than U.S. government securities and temporary cash investments.

At January 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $496,480 of which $421,949 related to unrealized appreciation of securities and $918,429 related to unrealized depreciation of securities. At January 31, 1999, the aggregate cost of securities for federal income tax purposes was $21,020,155.

                                                           for current income 15

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:
                                                        SIX MONTHS     YEAR
                                                          ENDED       ENDED
                                                         1/31/99     7/31/98
                                                        ----------   -------
Shares sold:
   A Class                                                705,876     557,471
   B Class                                                619,092     270,668
   C Class                                                180,024      94,007
   Institutional Class                                      4,911          --

Shares issued upon reinvestment of dividends
from net investment income and net realized
gains on investment transactions:
   A Class                                                113,464     158,375
   B Class                                                 13,359       1,039
   C Class                                                  5,131         514
   Institutional Class                                     39,269      87,197
                                                        ---------   ---------
                                                        1,681,126   1,169,271
                                                        ---------   ---------

Shares repurchased:
   A Class                                               (203,319)    (92,469)
   B Class                                               (104,395)       (778)
   C Class                                                (53,761)     (2,031)
   Institutional Class                                         --          --
                                                        ---------   ---------
                                                         (361,475)    (95,278)

Net Increase                                            1,319,651   1,073,993
                                                        =========   =========

5. Lines of Credit

The Fund has a committed line of credit for $400,000. No amount was outstanding at January 31, 1999, or at any time during the fiscal year.

6. Market and Credit Risk

The Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect each Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF HIGH-YIELD OPPORTUNITIES FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current High-Yield Opportunities Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past performance which is not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


                               (photo of globes)


FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia [ ] London

Printed in the USA
on recycled paper

SA-137 [1/99] PP3/99
(1477)